Exhibit 10.1
EIGHTH AMENDMENT TO CREDIT AGREEMENT
     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “ Amendment”) is entered into effective as of the 31st day of December, 2008, but executed as of March 16, 2009 by and among the lenders listed on the signature pages hereof (the “ Lenders”), PENSON WORLDWIDE, INC., a Delaware corporation (“ Borrower”), GUARANTY BANK, as Administrative Agent, Swing Line Lender, Arranger and Letter of Credit Issuer for the Lenders (the “ Administrative Agent”), and Wachovia Bank, National Association, as Documentation Agent (the “ Documentation Agent”), each to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).
BACKGROUND
     A. The Lenders, the Borrower, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement dated as of May 26, 2006 (as it may be amended, extended, renewed, or restated from time to time, the “ Credit Agreement”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested an amendment to the certain provisions of the Credit Agreement regarding the calculation of Consolidated Tangible Net Worth and the Consolidated Leverage Ratio, and the Administrative Agent and the Required Lenders have agreed to such amendment in order to provide clarification, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is hereby amended so that the definition of “Applicable Rate” contained therein is restated in its entirety to read as follows:
“Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

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Applicable Rate
LIBOR
Rate/
Pricing	Consolidated	Commitment		Letters of	Base
Level	Leverage Ratio	Fee		Credit	Rate

1	Greater than or equal to *** to ***	*	**%	* **%	*	**%
2	Greater than or equal to *** to *** but less than *** to ***	*	**%	* **%	*	**%
3	Less than *** to ***	*	**%	* **%	*	**%
     Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.
     (b) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Base Rate” by adding the following sentence to the end of such definition:
Notwithstanding anything contained herein to the contrary, the Base Rate shall never be less than ***%.
     (c) Section 1.01 of the Credit Agreement is hereby amended so that the definition of “Consolidated EBITDA” contained therein is restated in its entirety to read as follows:
     “Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, and (iii) depreciation and amortization expense and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period. For purposes of calculating the Consolidated Leverage Ratio, all calculations shall exclude the correspondent asset loss of $26,421,000 related to Evergreen Capital Partners, Inc. when calculating Consolidated EBITDA.

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     (d) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “LIBOR Rate” by adding the following sentence to the end of such definition:
Notwithstanding anything contained herein to the contrary, the LIBOR Rate shall never be less than ***%.
     (e) Section 7.16(a) of the Credit Agreement is hereby restated in its entirety to read as follows:
     (a) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than $***; increasing quarterly by the sum of (i) ***% of the Consolidated Net Income earned in each full fiscal quarter ending hereafter (with no deduction for a net loss in any such fiscal quarter) and (ii) an amount equal to ***% of the net aggregate increases in Shareholders’ Equity of the Borrower and its Subsidiaries after the date hereof by reason of the issuance and sale of Equity Interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests.
     (f) Section 7.16(c) of the Credit Agreement is hereby restated in its entirety to read as follows:
     (c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

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	Maximum Consolidated	Maximum Consolidated
	Leverage Ratio if Net	Leverage Ratio if Net
Four Fiscal Quarters	Cash Proceeds of IPO are	Cash Proceeds of IPO are
Ending	less than $***	greater than $***

Closing Date through December 30, 2006	*** to ***	*** to ***

December 31, 2006 through December 30, 2007	*** to ***	*** to ***

December 31, 2007 through December 30, 2008	*** to ***	*** to ***

December 31, 2008 and thereafter	*** to ***	*** to ***
Notwithstanding anything to the contrary contained herein, Net Cash Proceeds as determined in connection with this Section 7.16(c) shall not include any consideration in connection with the SAMCO Split-Off.
     2. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been met to the satisfaction of the Administrative Agent:
     (a) Since the date of the most recent financial statements provided to the Lenders, there shall have been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (b) No Default shall exist after giving effect to this Amendment;
     (c) The Administrative Agent shall have received, for the account of each Lender consenting to this Amendment, an amendment fee equal to 0.125% of each such consenting Lender’s Commitment;
     (d) The Administrative Agent shall have received confirmation that the Borrower has paid all expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent; and
     (e) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a duly executed copy of this Amendment and the other applicable Loan Documents, together with such additional documents, instruments and certificates as the Administrative Agent shall require in connection therewith, all in form and substance satisfactory to the Administrative Agent.

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     3. LIMITATION ON ACQUISITIONS. Notwithstanding anything to the contrary contained within the Credit Agreement, no acquisitions, including Permitted Acquisitions or any other acquisitions permitted under Section 7.02 of the Credit Agreement, shall be made through the Maturity Date.
     4. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
     5. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.
     6. COUNTERPARTS; EXECUTION VIA FACSIMILE OR ELECTRONIC TRANSMITTAL. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.
     7. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, the Documentation Agent, each Lender and their respective successors and assigns.
     8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     9. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
     10. SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.
     11. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.
     12. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of page left intentionally blank. Signature pages follow.]

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     IN WITNESS WHEREOF, the Borrowers, the Required Lenders, the Documentation Agent and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:

PENSON WORLDWIDE, INC.

By:	/s/ Roger J. Engemoen, Jr.

	Name:	Roger J. Engemoen, Jr.

	Title:	Chairman

SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT

GUARANTY BANK,

as Administrative Agent, a Lender, Letter of Credit Issuer and Swing Line Lender

By:	/s/ Amanda Cone

	Name:	Amanda Cone

	Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Documentation Agent and a Lender

By:	/s/ Erik Habres

	Name:	Erik Habres

	Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Garfield Johnson

	Name:	Garfield Johnson

	Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK

By:	/s/ Robin Ingari

	Name:	Robin Ingari

	Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT

SOVEREIGN BANK

By:

Name:

Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT